SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                        September 1, 2000
            -----------------------------------------
                          Date of Report
                (Date of Earliest Event Reported)


                        LIFELONG.COM, INC.
      -----------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)


                       329 East Main Street
                      North Adams, MA 01247
             ----------------------------------------
             (Address of principal executive offices)


                           818/461-0800
                  -----------------------------
                  Registrant's telephone number


                   Providence Capital II, Inc.
                     1250 Turks Head Building
                       Providence, RI 02903
                  ------------------------------
                  Former name and former address



   Colorado                 000-30425                05-0508618
------------------       ---------------        ------------------
(State or other            (Commission          (I.R.S. Employer
jurisdiction of            File Number)         Identification No.)
incorporation)

Item 7.     Financial Statements and Exhibits.

     In keeping with the Company's Form 8-K dated September 1, 2000 and filed with the U.S. Securities & Exchange Commission on September 7, 2000, the Company files its financial statements reflecting the reorganization by amendment as Exhibit "A" hereto.


FINANCIAL STATEMENTS AND EXHIBITS

   (a)    Financial Statements

          Audited consolidated balance sheet of the Company as of September 30, 2000, the related consolidated statements of retained earnings and earnings and changes in financial position.

   (b)    Exhibits

          1.1 Agreement and Plan of Reorganization between Providence Capital II Corporation and Lifelong.com, Inc.**

          1.2 Certificate of Incorporation of Lifelong.com, Inc. and amendments**

          1.3    By-Laws of Lifelong.com, Inc.**

          1.4    Agreement between Lifelong.com, Inc. and Astronaut Rick
                 Searfoss**

          27     Financial Data Schedule*

          *        Filed  herewith.
          ** Incorporated by reference to Exhibits of Registrant's Form 8-K dated September 1, 2000 and filed with the U.S. Securities & Exchange Commission on September 7, 2000.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIFELONG.COM, INC.



                                   By:     /s/Michael Nowak
                                      --------------------------------
                                      Michael Nowak, President, CEO
                                      and Director

Date: November 7, 2000


                                    LIFELONG.COM, INC.



                                   By:   /s/Francis Gariepy
                                      --------------------------------
                                      Francis Gariepy, Secretary,
                                      CFO and Director

Date: November 7, 2000

                                    LIFELONG.COM, INC.



                                  By:   /s/Emiliano De Laurentiis
                                      --------------------------------
                                      Emiliano De Laurentiis, Vice
                                      President - R&D and Director

Date: November 7, 2000



       Print the name and title of each signing officer under his or her signature.

                               EXHIBIT "A"
                               ==========



                             Lifelong.com, Inc.
                             ------------------
                      (A Development Stage Enterprise)
                      --------------------------------

                Financial Statements as of and for the period
                  February 16, 2000  (date of incorporation)
                            to September 30, 2000
                                    and
                        Independent Auditors' Report

                             Lifelong.com, Inc.
                             ------------------
                      (A Development Stage Enterprise)
                      --------------------------------


                             TABLE OF CONTENTS




                                                                      Page
                                                                      ----

Independent Auditors' Report                                          F-2



Financial Statements as of and for the period
  February 16, 2000 (date of incorporation) to
  September 30, 2000

    Balance Sheet                                                     F-3

    Statement of Operations                                           F-4

    Statement of Stockholders' Deficit                                F-5

    Statement of Cash Flows                                           F-6

    Notes to Financial Statements                                     F-7

INDEPENDENT AUDITORS' REPORT
----------------------------

To the Board of Directors of Lifelong.com, Inc:

We have audited the accompanying balance sheet of Lifelong.com, Inc. (the "Company"), a development stage enterprise, as of September 30, 2000 and the related statements of operations, stockholders' deficit and cash flows for the period February 16, 2000 (date of incorporation) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and the disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2000 and the results of its operations and its cash flows for the period February 16, 2000 (date of incorporation) to September 30, 2000 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes A and B to the financial statements, the Company is in the development stage, has a stockholders' deficit, and will require a significant amount of capital to commence its planned principal operations and proceed with its business plan. Because there is no assurance that the Company will be successful in its efforts to raise the necessary capital to commence its planned principal operations and implement its business plan, substantial doubt exists about the Company's ability to continue as a going concern. Management's plans in regard to this matter are described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                  		KINGERY, CROUSE & HOHL, P.A.


November 7, 2000
Tampa, FL

                            Lifelong.com, Inc.
                            ------------------
                    (A Development Stage Enterprise)
                    --------------------------------


                  BALANCE SHEET AS OF SEPTEMBER 30, 2000
----------------------------------------------------------------------------

ASSETS
------

CURRENT ASSETS:
  Cash                                                          $      2,855
  Affiliate receivable                                                 1,661
                                                                ------------
     Total current assets                                              4,516

COMPUTER EQUIPMENT (net of accumulated depreciation
  of $2,781)                                                          27,940

OTHER                                                                  6,376
                                                                ------------
TOTAL                                                           $     38,832
                                                                ============
LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                               $   192,587
  Accrued payroll and benefits                                       118,540
  Stockholder advances                                                75,000
  Accrued and other liabilities                                        8,190
                                                                ------------
     Total current liabilities                                       394,317

CONVERTIBLE DEBT                                                     103,960
                                                                ------------
      Total liabilities                                              498,277
                                                                ------------

STOCKHOLDERS' DEFICIT:
  Preferred stock - $.001 par value: 50,000,000
    shares authorized; zero shares issued and
    outstanding                                                            0
  Common stock - $.001 par value; 50,000,000 shares
    authorized; 20,743,000 shares issued and
    outstanding                                                       20,743
  Additional paid-in capital                                      14,291,927
  Deficit accumulated during the development stage               (14,772,115)
                                                                ------------
      Total stockholders' deficit                                   (459,445)
                                                                ------------
  TOTAL                                                         $     38,832
                                                                ============
----------------------------------------------------------------------------

See notes to financial statements

                            Lifelong.com, Inc.
                            ------------------
                     (A Development Stage Enterprise)
                     --------------------------------


                         STATEMENT OF OPERATIONS
         for the period February 16, 2000 (date of incorporation)
                         to September 30, 2000

----------------------------------------------------------------------------

OPERATING EXPENSES:
  Stock-based expenses:
    Employee compensation and benefits                        $   7,105,585
      Professional and consulting fees                            4,839,315
      Product development                                            37,950
      Selling and marketing                                          13,800
  Loss from impairment of goodwill                                1,912,670
  Other employee compensation and benefits                          465,349
  Other product development                                         222,052
  Other professional and consulting fees                             34,534
  Other selling and marketing                                        47,433
  Travel and entertainment                                           22,579
  Other                                                              70,848
                                                              -------------
NET LOSS                                                      $  14,772,115
                                                              =============
NET LOSS PER SHARE:
Basic and diluted                                             $        0.75
                                                              =============
Weighted average number of common shares outstanding             19,675,000
                                                              =============

----------------------------------------------------------------------------


See notes to financial statements

                            Lifelong.com, Inc.
                            ------------------
                     (A Development Stage Enterprise)
                     --------------------------------


                     STATEMENT OF STOCKHOLDERS' DEFICIT
          for the period February 16, 2000 (date of incorporation)
                          to September 30, 2000

------------------------------------------------------------------------------------------------------------------

                                                                                    Deficit
                                                                                    Accumulated
                                                                    Additional      During the
                                               Common Stock          Paid-In        Development
                                         Shares        Par Value     Capital           Stage             Total
                                       ----------      ---------    -----------     ------------      ------------
Balances, February 16, 2000
  (date of incorporation)                       0      $       0    $         0     $          0      $          0

Sales of common stock                     613,551            614        422,736                            423,350

Other issuance's of common stock:
  To founding stockholders              9,777,949          9,778      6,737,007                          6,746,785
  To other employees for services         520,000            520        358,280                            358,800
  To consultants for services           7,088,500          7,088      4,883,977                          4,891,065
  In connection with merger               743,000            743        511,927                            512,670
  In connection with acquisition        2,000,000          2,000      1,378,000                          1,380,000

Net loss for the period
  February 16, 2000 (date of
  incorporation) to September
  30, 2000                                                                           (14,772,115)      (14,772,115)
                                       ----------      ---------    -----------     ------------      ------------
Balances, September 30, 2000           20,743,000      $  20,743    $14,291,927     $(14,772,115)     $   (459,445)
                                       ==========      =========    ===========     ============      ============


------------------------------------------------------------------------------------------------


See notes to financial statements

                            Lifelong.com, Inc.
                            ------------------
                     (A Development Stage Enterprise)
                     --------------------------------


                         STATEMENT OF CASH FLOWS
       for the period February 16, 2000 (date of incorporation)
                          to September 30, 2000

----------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITES:
   Net loss                                                 $  (14,772,115)
   Adjustment to reconcile net loss to
   net cash used by operating activities:
     Depreciation                                                    2,781
     Loss from impairment of goodwill
      (net of liabilities assumed)                               1,890,670
     Stock based compensation                                   11,996,650
     Increase in accounts receivable                                (1,661)
     Increase in accounts payable and other
      liabilities                                                  319,317
                                                            --------------
NET CASH USED BY OPERATING ACTIVITIES                             (564,358)
                                                            --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of computer equipment                                  (28,721)
  Other                                                             (6,376)
                                                            --------------
CASH USED BY INVESTING ACTIVITIES                                  (35,097)
                                                            --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of convertible
   debentures                                                      103,960
  Proceeds from issuance of common stock                           423,350
  Advances from stockholders                                        75,000
                                                            --------------
CASH PROVIDED BY FINANCING ACTIVITIES                              602,310
                                                            --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                            2,855

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           0
                                                            --------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    $        2,855
                                                            ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Taxes Paid                                                $            0
                                                            ==============
  Interest Paid                                             $            0
                                                            ==============

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES - During the period February 16, 2000 (date of incorporation) to September 30, 2000, the Company issued 2,743,000 shares of its common stock in connection with two business combinations (see Notes A and C).

----------------------------------------------------------------------------


See notes to financial statements

                            Lifelong.com, Inc.
                            ------------------
                     (A Development Stage Enterprise)
                     --------------------------------

                      NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------

NOTE A - FORMATION AND OPERATIONS OF THE COMPANY

Lifelong.com, Inc. (the "Company") was incorporated under the laws of the state of Delaware on February 16, 2000. The Company, which is considered to be in the development stage as defined in Financial Accounting Standards Board Statement No. 7, intends to deliver highly interactive, computer-based learning programs for corporate training and educational purposes over the Internet. The planned principal operations of the Company have not commenced, therefore most of the accounting policies and procedures have not yet been established.

On September 7, 2000, the Company merged with Providence Capital II, Inc. ("Providence"), which was formed in 1999 for the purpose of acquiring a private company desiring to become public. For financial statement purposes, the merger has been treated as a reverse acquisition with the Company being treated as the acquiree; as such Providence was considered to be the surviving legal entity and succeeded to the name of Lifelong.com, Inc.

The transaction was accounted for as a purchase. Accordingly, and because Providence had no operations and/or assets as of the merger date, the entire purchase price of approximately $535,000 (consisting of 743,000 shares of the Company's common stock and liabilities assumed of approximately $22,000) was reflected as goodwill as of the merger date. Subsequently, the goodwill was determined to be impaired and as such the entire amount has been included in the loss from impairment of goodwill in the accompanying statement of operations.

Use of Estimates
----------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make. Actual results could differ from those estimates.

Year End
--------

The Company's year-end is December 31.


NOTE B - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As of September 30, 2000, the Company had a stockholders' deficit of approximately $459,000 and a net working capital deficiency of approximately $390,000. In addition, the

Company anticipates that it will incur net operating losses for the foreseeable future, and require a significant amount of capital to commence its planned principal operations and proceed with its business plan. Accordingly, the Company's ability to continue as a going concern is dependent upon its ability to secure an adequate amount of capital to finance its planned principal operations and implement its business plan. The Company's plans include continued sales of their common stock and the issuance of debt, however there is no assurance that they will be successful in their efforts to raise the amount of capital necessary to proceed with their business plans. These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.


NOTE C - COMMON STOCK

In addition to the issuance of common stock discussed at Note A, common stock was issued as follows:

During the period February 16, 2000 (date of incorporation) to September 30, 2000, the Company sold 613,551 shares of its common stock to approximately sixty investors at a price of $0.69 per share.

During the period February 16, 2000 (date of incorporation) to September 30, 2000, the Company issued 9,777,949 shares of its common stock to its founding stockholders as consideration for services rendered. The value of these services, which was based on the number, and fair value, of shares issued ($0.69 per share based on the price at which other shares were sold) has been included in employee compensation and benefits in the accompanying statement of operations.

In March 2000, the Company purchased substantially all of the assets of Lifelong Software, Inc. (an affiliated entity by virtue of common ownership with one individual who beneficially owns approximately 15% of the Company) for total consideration of approximately $1,380,000 (consisting of 2,000,000 shares of the Company's common stock). The transaction was accounted for as a purchase. Accordingly, and because the purchase price was $1,378,000 greater than the fair value of the net assets acquired, goodwill was created. Subsequently, the goodwill was determined to be impaired and as such $1,378,000 has been included in the loss from impairment of goodwill in the accompanying statement of operations.

During the period February 16, 2000 (date of incorporation) to September 30, 2000, the Company issued 7,608,500 shares of its common stock to various employees and consultants as consideration for the following services:


                                              Shares       Share       Value of
Description of Service                        Issued       Price       Services
----------------------                      ---------      -----      -----------
Product development - consultant               55,000      $0.69      $    37,950
Marketing - consultant                         20,000      $0.69           13,800
Marketing - employee                          500,000      $0.69          345,000
Business planning /general - employees         20,000      $0.69           13,800
Business planning /general - consultants    7,013,500      $0.69        4,839,315
                                            ---------                 -----------
Totals                                      7,608,500                 $ 5,249,865
                                            =========                 ===========


The value of these services, which was based on the number, and fair value, of shares issued (share prices represent the price at which other shares were being sold during the period February 16, 2000 (date of incorporation) to September 30, 2000, has been included in various stock-based expenses in the accompanying statement of operations.

The Company intends to develop a stock option plan whereby options to purchase up to five million shares of the Company's common stock may be granted over the next twelve months.


NOTE D - CONVERTIBLE DEBENTURES

Convertible debentures bear interest at a fixed rate of 10% per annum and entitle their holders to convert such debentures to the Company's common stock at a conversion price of $1.00 per share at any time between January 1, 2001 and their maturity date of October 31, 2001.


NOTE E - OTHER RELATED PARTY TRANSACTIONS

The Company periodically borrows funds from various stockholders. At September 30, 2000, advances from stockholders were $75,000. The advances are unsecured, non-interest bearing and due on demand.

The Company utilizes a Canadian bank account owned by Lifelong
Software Canada, Inc. (an entity owned by two of the Company's founding stockholders) for the collection and disbursement of Canadian funds. As of September 30, 2000, the balance due from this account was $1,661, which amount has been recorded as an affiliate receivable.


NOTE F - INCOME TAXES

During the period February 16, 2000 (date of incorporation) to September 30, 2000, the Company recognized losses for both financial and tax reporting purposes. Accordingly, no deferred taxes have been provided for in the accompanying statement of operations.

At September 30, 2000, the Company had a net operating loss carryforward of approximately $885,000 for income tax purposes. This carryforward is available to offset future taxable income through the period ended September 30, 2020. The deferred income tax asset arising from this net operating loss carryforward is not recorded in the accompanying balance sheet because the Company established a valuation allowance to fully reserve such asset as its realization did not meet the required asset recognition standard established by SFAS 109.


NOTE G - NET LOSS PER SHARE

The Company computes net loss per share in accordance with SFAS No. 128 "Earnings per Share" ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the number of common and common equivalent shares outstanding during the period. Convertible debentures have not been included in the loss per share calculations because they are anti-dilutive. As such and because there are no other common share equivalents outstanding, basic and diluted net loss per share are the same.


NOTE H - COMMITMENTS

On April 7, 2000, the Company entered into an agreement with Astronaut Rick Searfoss whereby Mr. Searfoss will perform content consulting for the "Team Building and Motivation" and "Mission2Read" programs, act as a Company spokesperson and participate in or coordinate certain other projects. As of September 30, 2000, Mr. Searfoss has received $15,000 and 20,000 shares of the Company's common stock as consideration for services rendered. In addition, Mr. Searfoss is entitled to indefinitely receive a monthly retainer of $2,500, and will receive options to purchase at least 30,000 shares of the Company's common stock.

On September 26, 2000, the Company entered into a letter of intent to establish a license agreement with AskBeverely.com, Inc., for the purpose of hosting, distributing, marketing, and developing certain Internet based articles for newspaper and/or magazine syndication. Pursuant to terms of the letter of intent, the Company has agreed to be responsible for marketing and sales, billing and collections, accounting, planning and advice, web-hosting and technical support and legal costs. In addition to revenue sharing, the Company is obligated to grant options for the purchase of up to 500,000 common shares if certain distribution contracts are secured.


NOTE I - SUBSEQUENT EVENT

On October 6, 2000, the Company entered into a letter of intent to acquire IC Education, Inc. ("ICED"), an unrelated technology-based provider of educational products. Pursuant to terms of the letter of intent, the Company has agreed to issue up to a maximum of three million shares of its common stock and pay approximately $150,000 of ICED's debts in exchange for all the outstanding shares of ICED. The Company anticipates that it will also enter into various employment and bonus agreements with employees of ICED.



----------------------------------------------------------------------------